UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2018

DATE OF REPORTING PERIOD: November 1, 2017 through October 31, 2018

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

Annual REPORT October 31, 2018

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities29

Statement of Operations30

Statements of Changes in Net Assets31

Statement of Cash Flows32

Notes to Financial Statements33

Financial Highlights42

Report of Independent Registered
Public Accounting Firm43

Trustee Approval of
Management Agreement44

Tax Information46

Trustees and Officers47

About Closed-End Funds49

Managed Distribution Policy50

Automatic Dividend Reinvestment Plan50

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2018. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of this Calamos Fund.

Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0825 per share. We believe the Fund’s current annualized distribution rate, which was 8.43%* on a market price basis as of October 31, 2018, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/18 distribution was $0.0825 per share. Based on our current estimates, we anticipate that approximately $0.0167 is paid from ordinary income or capital gains and that approximately $0.0658 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Market Review

The global economy continued to expand during the reporting period, with especially strong fundamentals in the United States. Nonetheless, markets experienced turbulence, with non-U.S. markets facing the greatest pressures. A variety of factors contributed to investor apprehension, including trade policy uncertainty, rising U.S. interest rates, political uncertainties, and fears of softening global growth. In October, anxiety intensified, resulting in a sell-off across global financial markets.

For the 12 months overall, U.S. stocks and convertible securities outperformed global averages.1 Within the fixed income market, high yield securities and shorter-term bonds were more resilient than investment-grade and longer-term issues.2

Outlook

The U.S. economy is likely to maintain its growth trajectory through 2019. Unemployment is low, inflation is contained, consumer and small business confidence are strong, and capital spending is increasing. Deregulation and tax reform have already provided a powerful tailwind for U.S. economic activity and corporate earnings, but we believe the full measure of these policies has yet to be fully reflected in the economy. We expect the Federal Reserve to continue raising interest rates slowly in response to healthy economic conditions, but we do not believe these gradual increases represent an imminent threat to the U.S. economy or markets. Political gridlock is likely, which market participants may welcome if the fiscal policies put in place over recent years remain intact.

Outside the U.S., economic fundamentals are less strong on a relative basis and there is a wide range of political unknowns. However, there are a number of potential tailwinds for growth, such as more stimulative fiscal policy in China and Europe, and supportive policies from global central banks. Additionally, many global investments are trading at what we believe are attractive prices.

As we look forward, we see continued opportunities in stocks, as well as in other economically sensitive areas of the market, such as convertible securities and high yield bonds. Selectivity and risk management will remain essential: political, geopolitical, and interest rate uncertainties are likely to contribute to ongoing market volatility and shifts in market leadership as the economic cycle matures.

We believe the Fund is well positioned for the environment we expect. Our portfolio management team employs rigorous research to take advantage of the volatility in the markets, adding to positions when valuations are attractive and locking in gains when prices rise. They remain highly attentive to the interests of the shareholders in the Fund, including the need for appropriate levels of downside risk management.

Letter to Shareholders

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   3

Conclusion

On behalf of all of us at Calamos Investments, thank you for entrusting us with your assets. I encourage you to visit our website, www.calamos.com, on an ongoing basis for updates about the Funds and the markets, as well as additional information about asset allocation.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information which can be obtained by calling 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 0.00% for the 12-month period ending October 31, 2018. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the 12-month period, the index returned 7.35%. The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 4.05% for the 12-month period. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -1.36% for the 12-month period.

2The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the 12-month period ending October 31, 2018, the index returned -2.05%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 0.98% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 0.34% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit Index comprises long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. The index returned -2.31% for the 12-month period.

Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

TOTAL RETURN* AS OF 10/31/18

Common Shares – Inception 3/26/04
	1 Year	Since Inception**
On Market Price	3.05%	7.04%
On NAV	3.81%	7.69%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	16.5%
Health Care	13.5
Financials	13.0
Consumer Discretionary	11.5
Communication Services	9.5
Industrials	8.4
Energy	8.4
Consumer Staples	5.8
Utilities	2.6
Materials	2.5
Other	2.3
Real Estate	2.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC Total Return Fund (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. The Fund invests in a diversified portfolio of equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned over the long term to generate capital gains as well as income. We believe this broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, the Fund seeks to offer investors an attractive monthly distribution and equity participation.

We believe our diversified exposure to the equity markets enables us to risk manage the Fund’s risk during high periods of market volatility and allows us to optimize Fund performance on an ongoing basis.

While the Fund invests primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth. We continue to remain generally optimistic with respect to the U.S. equity market in the short term and look forward to continued growth through economic expansion and reflationary market dynamics, accompanied by the benefits of global economic synchronization.

How did the Fund perform over the reporting period?

The Fund increased 3.81% on a net asset value (NAV) basis and 3.05% on a market price basis for the 12 months ended October 31, 2018. The S&P 500 Index finished at 7.35% for the same period.

At the end of the reporting period, the Fund’s shares traded at a -4.08% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

We employ a managed distribution policy* within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0825 per share, resulting in a current annualized distribution rate of 8.43% of market price as of October 31, 2018.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low-but-rising interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2018, the dividend yield of S&P 500 Index stocks averaged approximately 1.88%.† Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 3.15% and 3.39%, respectively.‡

What factors influenced performance over the reporting period?

The Fund has wide investment parameters that allow us to take advantage of investment opportunities through numerous types of investment vehicles. By taking advantage of such flexibility, the Fund was able to maintain its exposure to the equity markets, which improved during the period. In addition, both convertibles and bonds provided income and appreciation to the portfolio for the reporting period.

In terms of sectors and corresponding industries, our selections in utilities, specifically in electric utilities, contributed to performance relative to the S&P 500 Index. In addition, the Fund’s slight underweight to consumer staples, notably selection in packaged foods and meats, was helpful during the period.

*Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

†Source: Standard & Poor’s

‡Source: U.S. Department of the Treasury

ASSET ALLOCATION AS OF 10/31/18

Investment Team Discussion

8   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Selection and a slight underweight in information technology (semiconductors) detracted from the Fund’s performance relative to the S&P 500 Index for the period. Our selection in consumer discretionary (movies and entertainment) also lagged relative to the index.

How is the Fund positioned?

We continue to favor businesses with compelling growth opportunities and global revenue drivers. We believe an enhanced focus on risk management and valuation sensitivity is beneficial given recent market volatility. We also believe that the U.S. economy still has room to grow as investors contemplate reflationary economic forces, tax cuts, consumer optimism and lower regulations, which all have the potential to drive equity price valuations.

We are also cognizant of the fact that rising interest rates can have a detrimental effect on longer-term fixed income securities. Consequently, managing the duration of the fixed income assets of our portfolio is a priority in mitigating the potential impact.

In terms of positioning, the Fund maintained a relatively high allocation to U.S. stocks and convertibles, whose combined exposure is approximately 76% of the portfolio. We are excited about the opportunities in the convertible market as steady issuance offers additional choices in the space. Accordingly, we have been able to take advantage of attractive opportunities and establish meaningful exposure in those investments.

The portfolio currently holds large absolute allocations in the information technology, health care and financials sectors. We expect the Fund’s positioning to benefit in the future as more companies seek solutions to enhance and improve productivity and business performance. We believe these sectors remain poised to benefit from many of our long-term secular themes, including robust consumer demand for products and services that provide access to information. We believe selective focus on health care companies with strong pipelines will be beneficial given the U.S. demographics moving forward. We have also maintained the Fund’s position in financials, as we expect the sector will benefit during periods of rising interest rates, increased lending, and a more hospitable regulatory environment.

The average credit quality of the portfolio is higher than that of the Credit Suisse U.S. High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We believe this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. In spite of a cost increase due to rising interest rates, the Fund’s use of leverage over the period enjoyed a favorable reinvestment dynamic.

What is your outlook for the Fund?

In our view, equities continue to offer compelling risk/reward characteristics, and we are seeking companies with attractively valued fundamentals. We have also seen continued issuance in the convertible markets, which present additional opportunities to generate income while participating in equity market appreciation. Equity and equity-sensitive securities continue to offer attractive risk/reward characteristics, as the U.S. consumer is confident and well off. We continue to pursue our strategic objective to participate in a significant portion of equity market upside while aiming to reduce volatility versus equities throughout a complete market cycle. Managing for volatility in a rising interest rate environment will be an important objective.

Investment Team Discussion

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for a near-term period of economic growth, we are favoring quality growth companies. Favorable factors within the U.S. include solid job creation, low interest rates, increased consumer and corporate confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash-flow generation and strong balance sheets that will benefit from global economic synchronization. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to U.S. consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many financial companies are favorably valued and positioned to grow revenues in an environment of rising interest rates and lower regulatory hurdles. We are selective regarding companies in the health care sector, favoring those that are more product-growth oriented. We are cautious about companies in the consumer staples sector, which may be fully valued as investors are attracted to those stocks for income rather than growth.

We believe that fiscal policy is likely to remain an important factor regarding the impact of rate hikes on corporate refinancing of debt. Geopolitical concerns will also be a factor adding to already increased volatility. In our view, equities continue to offer compelling risk/reward characteristics, and we seek companies with attractively valued fundamentals. With increased volatility, however, active management is imperative to both managing risk and optimizing opportunities.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

Schedule of Investments October 31, 2018

10 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (23.5%)
Communication Services (2.8%)
949,000	Altice Financing, SA*^ 7.500%, 05/15/26	$898,480
2,546,000	Altice France, SA* 7.375%, 05/01/26	2,444,173
	Altice Luxembourg, SA*^
599,000	7.750%, 05/15/22	557,777
599,000	7.625%, 02/15/25	511,094
1,598,000	Altice US Finance I Corp.* 5.500%, 05/15/26	1,557,842
399,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.*^ 7.500%, 04/01/28	413,907
	Cincinnati Bell, Inc.*
1,408,000	8.000%, 10/15/25	1,282,209
774,000	7.000%, 07/15/24^	698,326
884,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	814,491
4,234,000	CSC Holdings, LLC*^µ 5.500%, 04/15/27	4,078,252
6,781,000	Embarq Corp.µ 7.995%, 06/01/36	6,477,076
	Frontier Communications Corp.
3,914,000	11.000%, 09/15/25^	2,880,606
2,886,000	7.625%, 04/15/24	1,739,479
599,000	8.500%, 04/01/26*	557,714
	Hughes Satellite Systems Corp.^
1,148,000	6.625%, 08/01/26	1,095,358
344,000	5.250%, 08/01/26	328,609
	Inmarsat Finance, PLC*
1,123,000	4.875%, 05/15/22^	1,102,365
559,000	6.500%, 10/01/24µ	555,109
	Intelsat Jackson Holdings, SA
2,137,000	9.750%, 07/15/25*	2,239,832
1,134,000	7.500%, 04/01/21^	1,148,175
934,000	8.000%, 02/15/24*^µ	977,987
734,000	8.500%, 10/15/24*^	725,585
599,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	492,525
1,418,000	Qwest Corp.µ 6.875%, 09/15/33	1,374,588
594,000	SBA Communications Corp.^ 4.000%, 10/01/22	571,487
	Sprint Corp.
5,372,000	7.875%, 09/15/23	5,740,627
4,753,000	7.125%, 06/15/24^	4,861,891
1,448,000	T-Mobile USA, Inc.µ 4.750%, 02/01/28	1,344,939
300,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	270,997

PRINCIPAL AMOUNT		VALUE
2,192,000	United States Cellular Corp.µ 6.700%, 12/15/33	$2,245,002
599,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	510,522
	Windstream Services, LLC / Windstream Finance Corp.
1,473,000	8.625%, 10/31/25*	1,378,139
463,000	7.750%, 10/01/21	293,250
158,000	10.500%, 06/30/24*	128,979
		52,297,392

Consumer Discretionary (3.4%)
1,273,000	Beverages & More, Inc.* 11.500%, 06/15/22	1,000,241
1,498,000	Boyd Gaming Corp. 6.000%, 08/15/26	1,456,123
1,448,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,349,290
	CCO Holdings, LLC / CCO Holdings Capital Corp.
2,396,000	5.125%, 05/01/27*^	2,259,704
1,223,000	5.750%, 09/01/23µ	1,234,661
504,000	5.000%, 02/01/28*^	471,202
	Century Communities, Inc.
1,746,000	6.875%, 05/15/22µ	1,749,029
1,548,000	5.875%, 07/15/25	1,402,891
3,395,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	3,365,430
	DISH DBS Corp.^
2,042,000	5.875%, 11/15/24	1,738,293
1,483,000	7.750%, 07/01/26	1,317,505
1,078,000	6.750%, 06/01/21µ	1,090,063
2,766,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	2,742,531
1,433,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	1,358,484
272,000	GameStop Corp.*^ 6.750%, 03/15/21	274,398
125,000	General Motors Financial Company, Inc.^‡ 6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	117,807
1,498,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	1,501,123
1,168,000	goeasy, Ltd.*µ 7.875%, 11/01/22	1,211,800
1,498,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	1,469,051
1,498,000	International Game Technology, PLC*^ 6.250%, 01/15/27	1,480,728
4,144,000	L Brands, Inc.^µ 6.875%, 11/01/35	3,523,809

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
1,293,000	M/I Homes, Inc. 5.625%, 08/01/25	$1,194,506
2,786,000	Mattel, Inc.*^ 6.750%, 12/31/25	2,667,665
1,363,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,293,194
	Meritage Homes Corp.µ
3,275,000	7.000%, 04/01/22	3,415,268
2,496,000	7.150%, 04/15/20	2,570,942
1,398,000	Penske Automotive Group, Inc. 5.500%, 05/15/26	1,330,742
	PetSmart, Inc.*^
964,000	5.875%, 06/01/25	757,853
265,000	8.875%, 06/01/25	185,675
	Rite Aid Corp.
3,015,000	7.700%, 02/15/27	2,112,399
899,000	6.125%, 04/01/23*^	765,836
7,597,000	Royal Caribbean Cruises, Ltd.^µ 7.500%, 10/15/27	8,935,629
2,706,000	Salem Media Group, Inc.* 6.750%, 06/01/24	2,436,320
1,471,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	1,368,045
1,498,000	Sotheby’s* 4.875%, 12/15/25	1,389,080
864,000	Taylor Morrison Communities Corp.µ 6.625%, 05/15/22	875,137
561,147	US Airways Series 2012-2, Class B Pass Through Trust 6.750%, 06/03/21	588,458
1,198,000	VOC Escrow, Ltd.*µ 5.000%, 02/15/28	1,127,186
		65,128,098

Consumer Staples (1.1%)
1,433,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC^ 5.750%, 03/15/25	1,273,887
1,702,000	Fresh Market, Inc.* 9.750%, 05/01/23	1,248,843
	JBS USA LUX, SA / JBS USA Finance, Inc.*
7,089,000	7.250%, 06/01/21µ	7,186,367
2,097,000	6.750%, 02/15/28	2,047,228
125,000	Land O’ Lakes, Inc.* 7.000%, 09/18/28	124,742
	New Albertson’s, Inc.
1,852,000	7.450%, 08/01/29	1,561,810
1,003,000	7.750%, 06/15/26	884,029
669,000	8.000%, 05/01/31	576,387
	Pilgrim’s Pride Corp.*
2,262,000	5.875%, 09/30/27^	2,059,879
599,000	5.750%, 03/15/25	559,798

PRINCIPAL AMOUNT		VALUE
	Post Holdings, Inc.*^
1,428,000	5.750%, 03/01/27	$1,365,682
300,000	5.625%, 01/15/28	282,633
	Simmons Foods, Inc.*
899,000	7.750%, 01/15/24	912,116
714,000	5.750%, 11/01/24^	523,455
		20,606,856

Energy (3.7%)
250,000	Andeavor Logistics, LP^‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	244,174
449,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	447,116
895,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	883,298
1,737,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	1,593,394
2,995,000	Calfrac Holdings, LP* 8.500%, 06/15/26	2,699,948
2,102,000	California Resources Corp.*^ 8.000%, 12/15/22	1,875,320
2,088,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	2,055,302
1,498,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	1,444,821
1,198,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	1,180,401
	Chesapeake Energy Corp.
1,448,000	8.000%, 01/15/25^	1,468,699
1,238,000	7.000%, 10/01/24	1,213,927
874,000	Comstock Escrow Corp.* 9.750%, 08/15/26	844,909
2,716,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	2,431,635
564,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	541,048
	Denbury Resources, Inc.
1,333,000	5.500%, 05/01/22^	1,158,684
949,000	9.250%, 03/31/22*	990,637
609,000	7.500%, 02/15/24*	597,861
514,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	507,919
250,000	Enbridge, Inc.µ‡ 6.000%, 01/15/77 3 mo. USD LIBOR + 3.89	234,718
3,430,000	Energy Transfer, LPµ‡ 5.559%, 11/01/66 3 mo. USD LIBOR + 3.02%	2,958,306

Schedule of Investments October 31, 2018

12 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Energy Transfer, LPµ
2,147,000	5.500%, 06/01/27^	$2,186,988
574,000	5.875%, 01/15/24	603,730
275,000	EnLink Midstream Partners, LPµ‡ 6.000%, 12/15/22 3 mo. USD LIBOR + 4.11%	242,675
	Enterprise Products Operating, LLCµ‡
2,282,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	2,131,160
609,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	545,570
255,000	5.250%, 08/16/77 3 mo. USD LIBOR + 3.03%	228,820
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
1,183,000	7.750%, 05/15/26	1,180,386
1,098,000	9.375%, 05/01/24^	836,050
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,513,000	6.500%, 10/01/25^	1,405,766
1,498,000	6.250%, 05/15/26	1,361,435
	Gulfport Energy Corp.^
1,078,000	6.000%, 10/15/24	1,014,436
998,000	6.375%, 05/15/25	946,538
1,158,000	Halcon Resources Corp. 6.750%, 02/15/25	1,056,472
1,328,000	HighPoint Operating Corp. 7.000%, 10/15/22	1,311,015
1,907,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	2,068,942
1,498,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,481,949
1,223,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	1,101,562
539,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	519,569
1,024,000	MPLX, LP^ 4.875%, 06/01/25	1,044,393
150,000	Nabors Industries, Inc.^ 5.750%, 02/01/25	138,455
899,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	913,532
150,000	Northern Oil and Gas, Inc.* 9.500%, 05/15/23 9.500% PIK rate	154,924
1,048,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	1,030,210
1,498,000	Par Petroleum LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,484,436

PRINCIPAL AMOUNT		VALUE
1,518,000	PDC Energy, Inc.µ 5.750%, 05/15/26	$1,395,368
1,747,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	1,637,533
609,000	QEP Resources, Inc.^ 5.625%, 03/01/26	574,183
2,252,000	SESI, LLC^ 7.750%, 09/15/24	2,215,033
564,000	SM Energy Company^ 6.750%, 09/15/26	565,650
1,073,000	Southwestern Energy Company 7.500%, 04/01/26	1,092,722
974,000	Sunoco, LP / Sunoco Finance Corp.*^ 5.500%, 02/15/26	932,970
300,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.*µ 5.875%, 04/15/26	302,472
250,000	Transcanada Trustµ‡ 5.300%, 03/15/77 3 mo. USD LIBOR + 3.21%	229,379
290,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	272,712
300,000	Transocean Pontus, Ltd.* 6.125%, 08/01/25	298,638
1,413,000	Transocean, Inc.* 7.500%, 01/15/26	1,389,474
1,448,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	1,346,054
2,371,000	W&T Offshore, Inc.* 9.750%, 11/01/23	2,297,653
3,105,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	2,379,361
1,548,000	Whiting Petroleum Corp.^µ 6.625%, 01/15/26	1,548,519
1,503,000	WildHorse Resource Development Corp. 6.875%, 02/01/25	1,497,522
		70,336,373

Financials (4.0%)
3,120,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	2,796,206
749,000	Allstate Corp.µ‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	759,306
4,113,000	Ally Financial, Inc. 8.000%, 11/01/31	4,951,168
250,000	American Express Companyµ‡ 4.900%, 03/15/20 3 mo. USD LIBOR + 3.29%	249,510

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
1,498,000	Amwins Group, Inc.* 7.750%, 07/01/26	$1,541,075
2,721,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	2,540,013
2,097,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,065,136
1,947,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	1,892,250
499,000	Bank of New York Mellon Corp.µ‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	473,616
1,737,000	Bank of Nova Scotiaµ‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	1,612,092
3,455,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	3,288,193
250,000	CIT Group, Inc.‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	245,810
849,000	Citigroup, Inc.µ‡ 5.950%, 05/15/25 3 mo. USD LIBOR + 3.91%	838,124
1,028,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	1,024,407
1,353,000	Dell International, LLC / EMC Corp.*^µ 6.020%, 06/15/26	1,403,650
1,623,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	1,536,575
125,000	E*TRADE Financial Corp.µ‡ 5.875%, 09/15/26 3 mo. USD LIBOR + 4.44%	124,476
250,000	Fifth Third Bancorp^‡ 5.100%, 06/30/23 3 mo. USD LIBOR + 3.03%	239,465
499,000	Goldman Sachs Group, Inc.µ‡ 5.300%, 11/10/26 3 mo. USD LIBOR + 3.83%	488,324
669,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	655,028
399,000	Hartford Financial Services Group, Inc.*µ‡ 4.439%, 02/12/47 3 mo. USD LIBOR + 2.13%	362,488
1,498,000	HUB International, Ltd.*^ 7.000%, 05/01/26	1,465,149
2,444,000	ILFC E-Capital Trust II*‡ 5.030%, 12/21/65 3 mo. USD LIBOR + 1.80%	2,176,358
3,195,000	Iron Mountain, Inc.*µ 5.250%, 03/15/28	2,880,181

PRINCIPAL AMOUNT		VALUE
	Jefferies Finance, LLC*
6,016,000	7.375%, 04/01/20µ	$6,078,506
2,596,000	7.250%, 08/15/24	2,538,927
	JPMorgan Chase & Company^‡
499,000	6.100%, 10/01/24 3 mo. USD LIBOR + 3.33%	508,399
449,000	6.750%, 02/01/24µ 3 mo. USD LIBOR + 3.78%	479,959
250,000	KeyCorpµ‡ 5.000%, 09/15/26 3 mo. USD LIBOR + 3.61%	238,485
1,198,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ 5.250%, 10/01/25	1,112,702
989,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	969,517
1,603,000	LPL Holdings, Inc.* 5.750%, 09/15/25	1,557,290
	MetLife, Inc.µ
2,876,000	6.400%, 12/15/36^	2,991,026
394,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR +2.96%	393,787
2,821,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	2,821,226
225,000	Nationwide Financial Services, Inc.µ 6.750%, 05/15/37	238,450
	Navient Corp.^
1,897,000	6.750%, 06/25/25	1,856,897
574,000	6.500%, 06/15/22	586,040
1,128,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	1,133,104
2,396,000	Oil Insurance, Ltd.*‡ 5.378%, 12/03/18 3 mo. USD LIBOR + 2.98%	2,321,496
749,000	PNC Financial Services Group, Inc.^µ‡ 5.000%, 11/01/26 3 mo. USD LIBOR + 3.30%	723,781
295,000	Principal Financial Group, Inc.µ‡ 4.700%, 05/15/55 3 mo. USD LIBOR + 3.04%	292,141
250,000	Progressive Corp.^‡ 5.375%, 03/15/23 3 mo. USD LIBOR + 2.54%	246,740
250,000	Prudential Financial, Inc.‡ 5.700%, 09/15/48 3 mo. USD LIBOR + 2.67%	242,161
2,896,000	Quicken Loans, Inc.*^µ 5.750%, 05/01/25	2,796,059
1,498,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,491,401

Schedule of Investments October 31, 2018

14 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Springleaf Finance Corp.
2,027,000	6.875%, 03/15/25^	$1,943,082
1,498,000	7.125%, 03/15/26	1,421,242
250,000	State Street Corp.^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	250,442
250,000	SunTrust Banks, Inc.µ‡ 5.125%, 12/15/27 3 mo. USD LIBOR + 2.79%	230,029
639,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	634,198
2,921,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	2,564,799
749,000	US Bancorpµ‡ 5.300%, 04/15/27 3 mo. USD LIBOR + 2.91	734,331
250,000	Voya Financial, Inc.^‡ 6.125%, 09/15/23 3 mo. USD LIBOR + 3.36%	249,544
474,000	Wells Fargo & Companyµ‡ 5.875%, 06/15/25 3 mo. USD LIBOR + 3.99%	488,628
250,000	XLIT, Ltd.‡ 4.894%, 12/03/18 3 mo. USD LIBOR + 2.46%	243,831
		75,986,820

Health Care (3.0%)
2,676,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	2,730,122
	Bausch Health Cos., Inc.*
2,995,000	9.000%, 12/15/25	3,128,922
2,995,000	8.500%, 01/31/27	3,065,622
1,598,000	9.250%, 04/01/26	1,680,193
1,383,000	7.500%, 07/15/21µ	1,404,990
6,276,000	Community Health Systems, Inc.*^ 8.125%, 06/30/24	4,941,597
4,408,000	DaVita, Inc.^ 5.125%, 07/15/24	4,216,296
2,871,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	2,479,869
1,268,000	Endo Finance, LLC / Endo Finco, Inc.*µ 7.250%, 01/15/22	1,207,333
	HCA, Inc.
8,218,000	5.875%, 05/01/23	8,531,270
1,448,000	7.500%, 11/06/33	1,572,108
359,000	5.375%, 02/01/25	361,831
1,353,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	1,424,560

PRINCIPAL AMOUNT		VALUE
1,448,000	Magellan Health, Inc.µ 4.400%, 09/22/24	$1,392,143
1,952,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	1,681,619
674,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	581,039
	Tenet Healthcare Corp.^
3,595,000	6.750%, 06/15/23	3,588,709
3,045,000	4.625%, 07/15/24µ	2,936,811
1,677,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	1,524,821
4,731,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	4,533,173
549,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	534,509
	Teva Pharmaceutical Finance Netherlands III, BV
1,473,000	6.000%, 04/15/24µ	1,467,395
839,000	2.800%, 07/21/23^	741,340
1,448,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	1,364,450
		57,090,722

Industrials (2.6%)
1,298,000	ACCO Brands Corp.* 5.250%, 12/15/24	1,218,601
	Allison Transmission, Inc.*µ
1,298,000	4.750%, 10/01/27	1,193,213
379,000	5.000%, 10/01/24	368,490
914,000	Apergy Corp.* 6.375%, 05/01/26	928,537
1,461,972	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	1,408,530
1,478,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,328,434
2,297,000	Bombardier, Inc.* 7.500%, 03/15/25	2,303,351
	Covanta Holding Corp.
1,807,000	5.875%, 03/01/24	1,810,813
270,000	5.875%, 07/01/25	263,947
1,443,000	Delphi Technologies, PLC* 5.000%, 10/01/25	1,302,979
899,000	Energizer Gamma Acquisition, Inc.*µ 6.375%, 07/15/26	900,196
2,057,000	Fly Leasing, Ltd. 5.250%, 10/15/24	1,969,536
295,000	FXI Holdings, Inc.* 7.875%, 11/01/24	276,508
2,102,000	Garda World Security Corp.* 7.250%, 11/15/21	2,086,561

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
250,000	General Electric Company^‡ 5.000%, 01/21/21 3 mo. USD LIBOR + 3.33%	$231,403
2,826,000	Golden Nugget, Inc.* 6.750%, 10/15/24	2,824,093
1,443,000	Gray Television, Inc.*^ 5.875%, 07/15/26	1,388,909
1,498,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,540,775
1,827,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	1,741,350
	Hertz Corp.^
1,498,000	7.375%, 01/15/21	1,471,538
255,000	7.625%, 06/01/22*µ	244,522
	Icahn Enterprises, LPµ
1,498,000	6.375%, 12/15/25^	1,490,136
1,267,000	6.750%, 02/01/24	1,276,008
599,000	James Hardie International Finance, Ltd.*µ 4.750%, 01/15/25	558,166
1,448,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	1,301,839
759,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	773,766
1,864,000	Meritor, Inc.^ 6.250%, 02/15/24	1,837,028
1,503,000	Multi-Color Corp.*^ 4.875%, 11/01/25	1,392,417
2,097,000	Navistar International Corp.*^ 6.625%, 11/01/25	2,141,886
	Park Aerospace Holdings, Ltd.*
844,000	4.500%, 03/15/23µ	805,965
594,000	5.500%, 02/15/24	589,307
2,666,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	2,681,569
1,403,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	1,306,754
984,000	Tennant Company 5.625%, 05/01/25	979,764
300,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	250,145
599,000	TransDigm UK Holdings, PLC*^ 6.875%, 05/15/26	598,296
	United Rentals North America, Inc.
1,248,000	5.875%, 09/15/26	1,222,728
1,118,000	4.875%, 01/15/28µ	1,009,241
614,000	6.500%, 12/15/26^	620,680
749,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	717,306
		48,355,287

PRINCIPAL AMOUNT		VALUE

Information Technology (0.8%)
2,818,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	$2,872,937
	Cardtronics, Inc.
1,226,000	5.125%, 08/01/22	1,197,134
579,000	5.500%, 05/01/25*	542,025
2,112,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	1,998,491
2,931,000	Clear Channel Worldwide Holdings, Inc.µ 7.625%, 03/15/20	2,933,257
1,383,000	CommScope Technologies, LLC* 6.000%, 06/15/25	1,346,848
1,498,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	1,355,143
1,298,000	Nuance Communications, Inc.^µ 6.000%, 07/01/24	1,319,086
1,013,000	VFH Parent, LLC*µ 6.750%, 06/15/22	1,034,840
		14,599,761

Materials (1.4%)
2,081,000	AK Steel Corp.^ 6.375%, 10/15/25	1,857,865
	Alcoa Nederland Holding, BV*µ
1,832,000	7.000%, 09/30/26	1,930,195
599,000	6.125%, 05/15/28	597,673
4,603,000	ArcelorMittal, SAµ 7.000%, 10/15/39	5,106,361
1,433,000	Arconic, Inc.^µ 5.125%, 10/01/24	1,411,147
2,696,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	2,527,514
619,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	625,097
	First Quantum Minerals, Ltd.*^
786,000	7.000%, 02/15/21	769,856
399,000	7.250%, 04/01/23	368,538
1,598,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	1,530,500
899,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	899,814
729,000	Kinross Gold Corp.^µ 4.500%, 07/15/27	653,603
1,373,000	New Gold, Inc.* 6.375%, 05/15/25	1,101,304
3,999,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	4,134,366

Schedule of Investments October 31, 2018

16 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	United States Steel Corp.^
2,906,000	6.875%, 08/15/25	$2,853,634
564,000	6.250%, 03/15/26	532,168
		26,899,635

Real Estate (0.2%)
2,416,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	2,273,987
1,498,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	1,440,522
		3,714,509

Utilities (0.5%)
265,000	NextEra Energy Capital Holdings, Inc.µ‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	238,297
349,000	NGPL PipeCo, LLC*µ 4.875%, 08/15/27	337,808
	NRG Energy, Inc.
2,007,000	6.625%, 01/15/27	2,079,694
656,000	5.750%, 01/15/28	653,153
3,155,000	PPL Capital Funding, Inc.^µ‡ 5.051%, 03/30/67 3 mo. USD LIBOR + 2.67%	3,075,888
934,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	823,541
1,498,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,344,253
1,233,000	Vistra Energy Corp.*µ 8.125%, 01/30/26	1,340,240
125,000	WEC Energy Group, Inc.µ‡ 4.426%, 05/15/67 3 mo. USD LIBOR + 2.11%	115,764
		10,008,638
	Total Corporate Bonds (Cost $463,643,023)	445,024,091

Convertible Bonds (16.2%)
Communication Services (0.8%)
7,385,000	GCI Liberty, Inc.*µ 1.750%, 09/30/46	8,010,103
1,883,000	Live Nation Entertainment, Inc.*^ 2.500%, 03/15/23	2,015,318
4,780,000	Twitter, Inc.*^ 0.250%, 06/15/24	4,476,088
		14,501,509

Consumer Discretionary (3.3%)
9,000,000	Booking Holdings, Inc.µ 0.350%, 06/15/20	13,053,600

PRINCIPAL AMOUNT		VALUE
	Ctrip.com International, Ltd.
2,470,000	1.000%, 07/01/20	$2,347,068
2,325,000	1.990%, 07/01/25^	2,316,932
2,480,000	DISH Network Corp. 3.375%, 08/15/26	2,218,447
	Liberty Interactive, LLC
2,628,573	4.000%, 11/15/29	1,811,389
2,035,000	3.750%, 02/15/30	1,393,293
	Liberty Media Corp.
15,851,941	2.250%, 09/30/46	8,491,171
7,750,000	1.375%, 10/15/23µ	9,018,753
4,810,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*µ§ 2.125%, 03/31/48	4,678,663
3,150,000	Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	3,419,435
3,640,000	Marriott Vacations Worldwide Corp. 1.500%, 09/15/22	3,407,259
4,730,000	RH*^ 0.000%, 06/15/23	4,177,181
5,250,000	Tesla, Inc.^µ 2.375%, 03/15/22	6,400,485
		62,733,676

Energy (0.8%)
8,850,000	Nabors Industries, Inc.^ 0.750%, 01/15/24	6,607,100
2,090,000	Oil States International, Inc.*^ 1.500%, 02/15/23	1,926,625
5,600,000	TOTAL, SAµ 0.500%, 12/02/22	6,094,256
		14,627,981

Financials (1.0%)
7,500,000	Ares Capital Corp.^µ 3.750%, 02/01/22	7,605,487
6,900,000	JPMorgan Chase Bank, N.A.µ 0.000%, 12/30/20	7,206,257
4,445,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	4,156,742
		18,968,486

Health Care (1.7%)
1,960,000	BioMarin Pharmaceutical, Inc.^µ 1.500%, 10/15/20	2,315,671
1,928,000	Evolent Health, Inc.* 1.500%, 10/15/25	1,865,369
	Illumina, Inc.
6,646,000	0.000%, 08/15/23*^	6,942,445
3,753,000	0.000%, 06/15/19µ	4,739,420

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
4,810,000	Insulet Corp.*µ 1.375%, 11/15/24	$5,450,211
4,700,000	NuVasive, Inc.µ 2.250%, 03/15/21	5,247,245
2,820,000	Teladoc Health, Inc.*µ 1.375%, 05/15/25	4,075,097
1,923,000	Wright Medical Group, Inc.*µ 1.625%, 06/15/23	1,951,903
		32,587,361

Industrials (0.3%)
2,924,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	2,677,682
3,275,000	Meritor, Inc.^ 3.250%, 10/15/37	3,012,378
		5,690,060

Information Technology (6.9%)
1,620,000	Akamai Technologies, Inc.*^µ 0.125%, 05/01/25	1,584,554
2,400,000	Citrix Systems, Inc.µ 0.500%, 04/15/19	3,397,488
2,914,000	Cypress Semiconductor Corp.* 2.000%, 02/01/23	2,784,691
4,680,000	DocuSign, Inc.* 0.500%, 09/15/23	4,387,430
4,900,000	Finisar Corp.^ 0.500%, 12/15/36	4,358,746
2,400,000	Guidewire Software, Inc.µ 1.250%, 03/15/25	2,421,432
2,170,000	II-VI, Inc.µ 0.250%, 09/01/22	2,233,527
7,350,000	Intel Corp.µ 3.250%, 08/01/39	16,845,024
4,975,000	Lumentum Holdings, Inc.^µ 0.250%, 03/15/24	5,675,057
6,950,000	Microchip Technology, Inc.^ 1.625%, 02/15/27	6,587,001
3,749,000	New Relic, Inc.*^µ 0.500%, 05/01/23	3,952,646
6,300,000	NXP Semiconductors, NV^ 1.000%, 12/01/19	6,382,341
	ON Semiconductor Corp.µ
5,822,000	1.000%, 12/01/20	6,531,789
5,000,000	1.625%, 10/15/23	5,444,450
6,795,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	6,607,560
1,974,000	Pure Storage, Inc.* 0.125%, 04/15/23	2,027,663
1,790,000	RealPage, Inc.µ 1.500%, 11/15/22	2,462,029
7,600,000	Silicon Laboratories, Inc.^µ 1.375%, 03/01/22	8,209,596

PRINCIPAL AMOUNT		VALUE
4,765,000	Splunk, Inc.* 0.500%, 09/15/23	$4,560,153
1,900,000	Twilio, Inc.*µ 0.250%, 06/01/23	2,374,316
3,700,000	Veeco Instruments, Inc. 2.700%, 01/15/23	3,100,249
4,830,000	Wix.com, Ltd.* 0.000%, 07/01/23	4,748,880
13,840,000	Workday, Inc.^µ 0.250%, 10/01/22	15,385,028
7,585,000	Zendesk, Inc.*µ 0.250%, 03/15/23	8,319,797
		130,381,447

Materials (0.3%)
5,300,000	Royal Gold, Inc.µ 2.875%, 06/15/19	5,350,880

Real Estate (0.9%)
7,927,000	Empire State Realty OP, LP*µ 2.625%, 08/15/19	7,872,819
4,520,000	IH Merger Sub, LLCµ 3.500%, 01/15/22	4,844,016
3,400,000	Starwood Property Trust, Inc.µ 4.000%, 01/15/19	3,772,963
		16,489,798

Utilities (0.2%)
4,830,000	NRG Energy, Inc.* 2.750%, 06/01/48	5,024,746
	Total Convertible Bonds (Cost $301,607,010)	306,355,944

U.S. Government and Agency Security (0.3%)
6,440,000	United States Treasury Note 2.000%, 11/15/26 (Cost $6,223,214)	5,934,613

Bank Loans (2.1%)
Communication Services (0.4%)
1,450,000	Cincinnati Bell, Inc.‡ 5.552%, 10/02/24 1 mo. LIBOR + 3.25%	1,452,074
1,343,250	CSC Holdings, LLC‡ 4.780%, 01/25/26 1 mo. LIBOR + 2.50%	1,344,298
1,087,743	Cumulus Media, Inc.‡ 6.810%, 05/15/22 1 mo. LIBOR + 4.50%	1,076,191
1,400,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	1,440,495

Schedule of Investments October 31, 2018

18 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,031,065	New Media Holdings II, LLC‡ 8.552%, 07/14/22 1 mo. LIBOR + 6.25%	$2,046,298
		7,359,356

Consumer Discretionary (0.3%)
598,500	American Greetings Corp.‡ 6.804%, 04/06/24 1mo. LIBOR + 4.50%	600,370
952,532	PetSmart, Inc.!‡ 0.000%, 03/11/22	810,195
1,500,000	R.R. Donnelley & Sons Company‡ 7.280%, 01/15/24 1 mo. LIBOR + 5.00%	1,490,625
2,695,000	Weight Watchers International, Inc.‡ 7.150%, 11/29/24 1 mo. LIBOR + 4.75%	2,714,795
		5,615,985

Energy (0.1%)
1,194,000	McDermott Tech Americas, Inc.‡ 7.302%, 05/10/25 1 mo. LIBOR + 5.00%	1,181,761

Financials (0.2%)
288,550	AssuredPartners, Inc.‡ 5.552%, 10/22/24 1 mo. LIBOR + 3.25%	288,225
1,492,500	Genworth Financial, Inc.‡ 6.831%, 03/07/23 1 mo. LIBOR + 4.50%	1,526,089
827,273	GLP Financing, LLC‡ 3.780%, 04/28/21 1 mo. LIBOR + 1.50%	821,068
1,177,050	HUB International, Ltd.‡ 5.490%, 04/25/25 1 mo. LIBOR + 3.00%	1,175,208
275,000	Level 3 Financing, Inc.!‡ 0.000%, 02/22/24	275,538
325,000	Resideo Funding, Inc.‡ 4.490%, 10/24/25 1 mo. LIBOR + 2.00%	326,423
		4,412,551

Health Care (0.7%)
2,892,080	Amneal Pharmaceuticals, LLC‡ 5.813%, 05/04/25 1 mo. LIBOR + 3.50%	2,914,132
2,998,125	Bausch Health Cos., Inc.‡ 5.274%, 06/01/25 1 mo. LIBOR + 3.00%	3,003,402
1,545,000	Gentiva Health Services, Inc.‡ 9.313%, 07/02/26 1 mo. LIBOR + 7.00	1,582,659

PRINCIPAL AMOUNT		VALUE
752,579	Gentiva Health Services, Inc.‡ 6.063%, 07/02/25 1 mo. LIBOR + 3.75	$756,813
1,329,874	Mallinckrodt International Finance, SA‡ 5.136%, 09/24/24 1 mo. LIBOR + 2.75%	1,314,394
1,460,250	Ortho Clinical Diagnostics, SA‡ 5.544%, 06/30/25 1 mo. LIBOR + 3.25%	1,457,330
2,332,242	Team Health Holdings, Inc.‡ 5.052%, 02/06/24 1 mo. LIBOR + 2.75%	2,212,714
		13,241,444

Industrials (0.1%)
1,333,300	Scientific Games International, Inc.‡ 5.046%, 08/14/24 1 mo. LIBOR + 2.75%	1,322,227
1,454,013	TransDigm, Inc.‡ 4.802%, 08/22/24 1 mo. LIBOR + 2.50%	1,449,629
		2,771,856

Information Technology (0.2%)
1,425,200	BMC Software Finance, Inc.!‡ 0.000%, 10/02/25	1,431,884
1,500,000	First Data Corp.‡ 4.287%, 04/26/24 1 mo. LIBOR + 2.00%	1,493,595
		2,925,479

Real Estate (0.1%)
1,546,125	iStar, Inc.‡ 5.028%, 06/28/23 1 mo. LIBOR + 2.75%	1,549,024
	Total Bank Loans (Cost $38,966,797)	39,057,456

SYNTHETIC CONVERTIBLE SECURITIES (0.0%) ¤
Corporate Bonds (0.0%)
Communication Services (0.0%)
1,000	Altice Financing, SA*^ 7.500%, 05/15/26	947
4,000	Altice France, SA* 7.375%, 05/01/26	3,840
	Altice Luxembourg, SA*^
1,000	7.750%, 05/15/22	931
1,000	7.625%, 02/15/25	853
2,000	Altice US Finance I Corp.* 5.500%, 05/15/26	1,950
1,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.*^ 7.500%, 04/01/28	1,037

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
	Cincinnati Bell, Inc.*
2,000	8.000%, 10/15/25	$1,821
1,000	7.000%, 07/15/24^	902
1,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	922
6,000	CSC Holdings, LLC*^µ 5.500%, 04/15/27	5,779
10,000	Embarq Corp.µ 7.995%, 06/01/36	9,552
	Frontier Communications Corp.
6,000	11.000%, 09/15/25^	4,416
4,000	7.625%, 04/15/24	2,411
1,000	8.500%, 04/01/26*	931
	Hughes Satellite Systems Corp.^
2,000	6.625%, 08/01/26	1,908
1,000	5.250%, 08/01/26	955
	Inmarsat Finance, PLC*
2,000	4.875%, 05/15/22^	1,963
1,000	6.500%, 10/01/24µ	993
	Intelsat Jackson Holdings, SA
3,000	9.750%, 07/15/25*	3,144
2,000	7.500%, 04/01/21^	2,025
1,000	8.500%, 10/15/24*^	989
1,000	8.000%, 02/15/24*^µ	1,047
1,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	822
2,000	Qwest Corp.µ 6.875%, 09/15/33	1,939
1,000	SBA Communications Corp.^ 4.000%, 10/01/22	962
	Sprint Corp.
8,000	7.875%, 09/15/23	8,549
7,000	7.125%, 06/15/24^	7,161
2,000	T-Mobile USA, Inc.µ 4.750%, 02/01/28	1,858
3,000	United States Cellular Corp.µ 6.700%, 12/15/33	3,073
1,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	852
	Windstream Services, LLC / Windstream Finance Corp.
2,000	8.625%, 10/31/25*	1,871
1,000	7.750%, 10/01/21	634
		77,037

Consumer Discretionary (0.0%)
2,000	Beverages & More, Inc.* 11.500%, 06/15/22	1,572
2,000	Boyd Gaming Corp. 6.000%, 08/15/26	1,944
2,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,864

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.
4,000	5.125%, 05/01/27*^	$3,772
2,000	5.750%, 09/01/23µ	2,019
1,000	5.000%, 02/01/28*^	935
	Century Communities, Inc.
3,000	6.875%, 05/15/22µ	3,005
2,000	5.875%, 07/15/25	1,813
5,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	4,956
	DISH DBS Corp.^
3,000	5.875%, 11/15/24	2,554
2,000	7.750%, 07/01/26	1,777
2,000	6.750%, 06/01/21µ	2,022
4,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	3,966
2,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	1,896
2,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	2,004
2,000	goeasy, Ltd.*µ 7.875%, 11/01/22	2,075
2,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	1,961
2,000	International Game Technology, PLC*^ 6.250%, 01/15/27	1,977
6,000	L Brands, Inc.^µ 6.875%, 11/01/35	5,102
2,000	M/I Homes, Inc. 5.625%, 08/01/25	1,848
4,000	Mattel, Inc.*^ 6.750%, 12/31/25	3,830
2,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,898
	Meritage Homes Corp.µ
5,000	7.000%, 04/01/22	5,214
4,000	7.150%, 04/15/20	4,120
2,000	Penske Automotive Group, Inc. 5.500%, 05/15/26	1,904
1,000	PetSmart, Inc.*^ 5.875%, 06/01/25	786
	Rite Aid Corp.
5,000	7.700%, 02/15/27	3,503
1,000	6.125%, 04/01/23*^	852
11,000	Royal Caribbean Cruises, Ltd.^µ 7.500%, 10/15/27	12,938
4,000	Salem Media Group, Inc.* 6.750%, 06/01/24	3,601
2,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	1,860
2,000	Sotheby’s* 4.875%, 12/15/25	1,855

Schedule of Investments October 31, 2018

20 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,000	Taylor Morrison Communities Corp.µ 6.625%, 05/15/22	$1,013
1,000	US Airways Series 2012-2, Class B Pass Through Trust 6.750%, 06/03/21	1,049
2,000	VOC Escrow, Ltd.*µ 5.000%, 02/15/28	1,882
		95,367

Consumer Staples (0.0%)
2,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC^ 5.750%, 03/15/25	1,778
3,000	Fresh Market, Inc.* 9.750%, 05/01/23	2,201
	JBS USA LUX, SA / JBS USA Finance, Inc.*
11,000	7.250%, 06/01/21µ	11,151
3,000	6.750%, 02/15/28	2,929
	New Albertson’s, Inc.
3,000	7.450%, 08/01/29	2,530
2,000	7.750%, 06/15/26	1,763
1,000	8.000%, 05/01/31	861
	Pilgrim’s Pride Corp.*
3,000	5.875%, 09/30/27^	2,732
1,000	5.750%, 03/15/25	934
2,000	Post Holdings, Inc.*^ 5.750%, 03/01/27	1,913
	Simmons Foods, Inc.*
1,000	7.750%, 01/15/24	1,015
1,000	5.750%, 11/01/24^	733
		30,540

Energy (0.0%)
1,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	996
1,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	987
3,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	2,752
5,000	Calfrac Holdings, LP* 8.500%, 06/15/26	4,507
3,000	California Resources Corp.*^ 8.000%, 12/15/22	2,676
3,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	2,953
2,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	1,929
2,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	1,971

PRINCIPAL AMOUNT		VALUE
	Chesapeake Energy Corp.
2,000	8.000%, 01/15/25^	$2,029
2,000	7.000%, 10/01/24	1,961
1,000	Comstock Escrow Corp.* 9.750%, 08/15/26	967
4,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	3,581
1,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	959
	Denbury Resources, Inc.
2,000	5.500%, 05/01/22^	1,738
1,000	9.250%, 03/31/22*	1,044
1,000	7.500%, 02/15/24*	982
1,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	988
5,000	Energy Transfer, LPµ‡ 5.559%, 11/01/66 3 mo. USD LIBOR + 3.02%	4,312
	Energy Transfer, LPµ
3,000	5.500%, 06/01/27^	3,056
1,000	5.875%, 01/15/24	1,052
	Enterprise Products Operating, LLCµ‡
3,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	2,802
1,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	896
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
2,000	9.375%, 05/01/24^	1,523
2,000	7.750%, 05/15/26	1,996
	Genesis Energy, LP / Genesis Energy Finance Corp.
2,000	6.500%, 10/01/25^	1,858
2,000	6.250%, 05/15/26	1,818
	Gulfport Energy Corp.^
2,000	6.375%, 05/15/25	1,897
2,000	6.000%, 10/15/24	1,882
2,000	Halcon Resources Corp. 6.750%, 02/15/25	1,825
2,000	HighPoint Operating Corp. 7.000%, 10/15/22	1,974
3,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	3,255
2,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,978
2,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	1,801
1,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	964

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
2,000	MPLX, LP^ 4.875%, 06/01/25	$2,040
1,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	1,016
2,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	1,966
2,000	Par Petroleum LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,982
2,000	PDC Energy, Inc.µ 5.750%, 05/15/26	1,838
3,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	2,812
1,000	QEP Resources, Inc.^ 5.625%, 03/01/26	943
3,000	SESI, LLC^ 7.750%, 09/15/24	2,951
1,000	SM Energy Company^ 6.750%, 09/15/26	1,003
2,000	Southwestern Energy Company 7.500%, 04/01/26	2,037
1,000	Sunoco, LP / Sunoco Finance Corp.*^ 5.500%, 02/15/26	958
2,000	Transocean, Inc.* 7.500%, 01/15/26	1,967
2,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	1,859
4,000	W&T Offshore, Inc.* 9.750%, 11/01/23	3,876
5,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	3,831
2,000	Whiting Petroleum Corp.^µ 6.625%, 01/15/26	2,001
2,000	WildHorse Resource Development Corp. 6.875%, 02/01/25	1,993
		102,982

Financials (0.0%)
5,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	4,481
1,000	Allstate Corp.µ‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	1,014
6,000	Ally Financial, Inc. 8.000%, 11/01/31	7,223
2,000	Amwins Group, Inc.* 7.750%, 07/01/26	2,058
4,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	3,734
3,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,954

PRINCIPAL AMOUNT		VALUE
3,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	$2,916
1,000	Bank of New York Mellon Corp.µ‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	949
3,000	Bank of Nova Scotiaµ‡ 4.650%, 10/12/22 3 mo. USD LIBOR +2.65%	2,784
5,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	4,759
1,000	Citigroup, Inc.µ‡ 5.950%, 05/15/25 3 mo. USD LIBOR + 3.91%	987
2,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	1,993
2,000	Dell International, LLC / EMC Corp.*^µ 6.020%, 06/15/26	2,075
2,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	1,893
1,000	Goldman Sachs Group, Inc.µ‡ 5.300%, 11/10/26 3 mo. USD LIBOR + 3.83%	979
1,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	979
1,000	Hartford Financial Services Group, Inc.*µ‡ 4.439%, 02/12/47 3 mo. USD LIBOR + 2.13%	908
2,000	HUB International, Ltd.*^ 7.000%, 05/01/26	1,956
4,000	ILFC E-Capital Trust II*‡ 5.030%, 12/21/65 3 mo. USD LIBOR + 1.80%	3,562
5,000	Iron Mountain, Inc.*µ 5.250%, 03/15/28	4,507
	Jefferies Finance, LLC*
9,000	7.375%, 04/01/20µ	9,094
4,000	7.250%, 08/15/24	3,912
	JPMorgan Chase & Company^‡
1,000	6.750%, 02/01/24µ 3 mo. USD LIBOR + 3.78%	1,069
1,000	6.100%, 10/01/24 3 mo. USD LIBOR + 3.33%	1,019
2,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ 5.250%, 10/01/25	1,858
1,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	980
2,000	LPL Holdings, Inc.* 5.750%, 09/15/25	1,943

Schedule of Investments October 31, 2018

22 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	MetLife, Inc.µ
4,000	6.400%, 12/15/36^	$4,160
1,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR +2.96%	999
4,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	4,000
	Navient Corp.^
3,000	6.750%, 06/25/25	2,937
1,000	6.500%, 06/15/22	1,021
2,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	2,009
4,000	Oil Insurance, Ltd.*‡ 5.378%, 12/03/18 3 mo. USD LIBOR + 2.98%	3,876
1,000	PNC Financial Services Group, Inc.^µ‡ 5.000%, 11/01/26 3 mo. USD LIBOR + 3.30%	966
4,000	Quicken Loans, Inc.*^µ 5.750%, 05/01/25	3,862
2,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,991
	Springleaf Finance Corp.
3,000	6.875%, 03/15/25^	2,876
2,000	7.125%, 03/15/26	1,898
1,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	992
4,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	3,512
1,000	US Bancorpµ‡ 5.300%, 04/15/27 3 mo. USD LIBOR + 2.91%	980
1,000	Wells Fargo & Companyµ‡ 5.875%, 06/15/25 3 mo. USD LIBOR + 3.99%	1,031
		109,696

Health Care (0.0%)
4,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	4,081
	Bausch Health Cos., Inc.*
5,000	9.000%, 12/15/25	5,224
5,000	8.500%, 01/31/27	5,118
2,000	9.250%, 04/01/26	2,103
2,000	7.500%, 07/15/21µ	2,032
9,000	Community Health Systems, Inc.*^ 8.125%, 06/30/24	7,086
7,000	DaVita, Inc.^ 5.125%, 07/15/24	6,696

PRINCIPAL AMOUNT		VALUE
4,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	$3,455
2,000	Endo Finance, LLC / Endo Finco, Inc.*µ 7.250%, 01/15/22	1,904
	HCA, Inc.
12,000	5.875%, 05/01/23	12,457
2,000	7.500%, 11/06/33	2,171
1,000	5.375%, 02/01/25	1,008
2,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	2,106
2,000	Magellan Health, Inc.µ 4.400%, 09/22/24	1,923
3,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	2,584
1,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	862
	Tenet Healthcare Corp.^
5,000	6.750%, 06/15/23	4,991
5,000	4.625%, 07/15/24µ	4,822
3,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	2,728
7,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	6,707
1,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	974
	Teva Pharmaceutical Finance Netherlands III, BV
2,000	6.000%, 04/15/24µ	1,992
1,000	2.800%, 07/21/23^	884
2,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	1,885
		85,793

Industrials (0.0%)
2,000	ACCO Brands Corp.* 5.250%, 12/15/24	1,878
	Allison Transmission, Inc.*µ
2,000	4.750%, 10/01/27	1,839
1,000	5.000%, 10/01/24	972
1,000	Apergy Corp.* 6.375%, 05/01/26	1,016
2,000	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	1,927
2,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,798
3,000	Bombardier, Inc.* 7.500%, 03/15/25	3,008
3,000	Covanta Holding Corp. 5.875%, 03/01/24	3,006

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
2,000	Delphi Technologies, PLC* 5.000%, 10/01/25	$1,806
1,000	Energizer Gamma Acquisition, Inc.*µ 6.375%, 07/15/26	1,001
3,000	Fly Leasing, Ltd. 5.250%, 10/15/24	2,872
3,000	Garda World Security Corp.* 7.250%, 11/15/21	2,978
4,000	Golden Nugget, Inc.* 6.750%, 10/15/24	3,997
2,000	Gray Television, Inc.*^ 5.875%, 07/15/26	1,925
2,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	2,057
3,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	2,859
2,000	Hertz Corp.^ 7.375%, 01/15/21	1,965
	Icahn Enterprises, LPµ
2,000	6.750%, 02/01/24	2,014
2,000	6.375%, 12/15/25^	1,990
1,000	James Hardie International Finance, Ltd.*µ 4.750%, 01/15/25	932
2,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	1,798
1,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	1,019
3,000	Meritor, Inc.^ 6.250%, 02/15/24	2,957
2,000	Multi-Color Corp.*^ 4.875%, 11/01/25	1,853
3,000	Navistar International Corp.*^ 6.625%, 11/01/25	3,064
	Park Aerospace Holdings, Ltd.*
1,000	5.500%, 02/15/24	992
1,000	4.500%, 03/15/23µ	955
4,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	4,023
2,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	1,863
1,000	Tennant Company 5.625%, 05/01/25	996
1,000	TransDigm UK Holdings, PLC*^ 6.875%, 05/15/26	999
	United Rentals North America, Inc.
2,000	5.875%, 09/15/26	1,960
2,000	4.875%, 01/15/28µ	1,805
1,000	6.500%, 12/15/26^	1,011
1,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	958
		68,093

PRINCIPAL AMOUNT		VALUE

Information Technology (0.0%)
4,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	$4,078
	Cardtronics, Inc.
2,000	5.125%, 08/01/22	1,953
1,000	5.500%, 05/01/25*	936
3,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	2,839
4,000	Clear Channel Worldwide Holdings, Inc.µ 7.625%, 03/15/20	4,003
2,000	CommScope Technologies, LLC* 6.000%, 06/15/25	1,948
2,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	1,809
2,000	Nuance Communications, Inc.^µ 6.000%, 07/01/24	2,032
2,000	VFH Parent, LLC*µ 6.750%, 06/15/22	2,043
		21,641

Materials (0.0%)
3,000	AK Steel Corp.^ 6.375%, 10/15/25	2,678
	Alcoa Nederland Holding, BV*µ
3,000	7.000%, 09/30/26	3,161
1,000	6.125%, 05/15/28	998
7,000	ArcelorMittal, SAµ 7.000%, 10/15/39	7,765
2,000	Arconic, Inc.^µ 5.125%, 10/01/24	1,969
4,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	3,750
1,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	1,010
	First Quantum Minerals, Ltd.*^
1,000	7.250%, 04/01/23	924
1,000	7.000%, 02/15/21	979
2,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	1,916
1,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	1,001
1,000	Kinross Gold Corp.^µ 4.500%, 07/15/27	897
2,000	New Gold, Inc.* 6.375%, 05/15/25	1,604
6,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	6,203

Schedule of Investments October 31, 2018

24 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	United States Steel Corp.^
4,000	6.875%, 08/15/25	$3,928
1,000	6.250%, 03/15/26	944
		39,727

Real Estate (0.0%)
4,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	3,765
2,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	1,923
		5,688

Utilities (0.0%)
1,000	NGPL PipeCo, LLC*µ 4.875%, 08/15/27	968
	NRG Energy, Inc.
3,000	6.625%, 01/15/27	3,108
1,000	5.750%, 01/15/28	996
5,000	PPL Capital Funding, Inc.^µ‡ 5.051%, 03/30/67 3 mo. USD LIBOR + 2.67%	4,874
1,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	882
2,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,795
2,000	Vistra Energy Corp.*µ 8.125%, 01/30/26	2,174
		14,797
	Total Corporate Bonds	651,361

U.S. Government and Agency Security (0.0%)
10,000	United States Treasury Note 2.000%, 11/15/26	9,215

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.0%) #
Information Technology (0.0%)
417 3,510,723	Paypal Holdings, Inc. Call, 01/18/19, Strike $90.00	108,837

Other (0.0%)
880 5,496,480	iShares MSCI EAFE ETF Call, 12/21/18, Strike $67.00	11,000
	Total Purchased Options	119,837
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,115,435)	780,413

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (7.2%)
Communication Services (0.1%)
5,000	AT&T, Inc.^ 5.350%, 11/01/66	$117,850
20,000	Qwest Corp. 6.500%, 09/01/56	441,200
4,950	Telephone & Data Systems, Inc.^ 7.000%, 03/15/60	124,988
4,800	United States Cellular Corp.^ 7.250%, 12/01/64	121,296
		805,334

Consumer Staples (0.6%)
111,900	Bunge, Ltd. 4.875%, 12/31/49	11,595,022

Energy (0.7%)
9,785	Energy Transfer, LP^‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	245,114
114,350	Hess Corp.µ 8.000%, 02/01/19	7,260,081
	NuStar Energy, LP‡
176,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	3,688,960
53,034	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	1,224,025
		12,418,180

Financials (0.5%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,384,338
10,500	Arch Capital Group, Ltd. 5.250%, 09/29/21	233,205
10,100	Axis Capital Holdings, Ltd. 5.500%, 11/07/21	233,310
500	Bank of America Corp. 7.250%, 12/31/49	635,650
10,000	BB&T Corp. 5.200%, 11/30/18	240,300
9,500	Capital One Financial Corp. 6.000%, 12/01/21	242,725
10,100	First Republic Bank 5.500%, 06/30/23	239,370
10,100	JPMorgan Chase & Company 5.750%, 12/01/23	251,288
10,250	Legg Mason, Inc.^ 5.450%, 09/15/56	240,670
18,500	Morgan Stanley^‡ 6.375%, 10/15/24 3 mo. USD LIBOR + 3.71	484,330

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 25

NUMBER OF SHARES		VALUE
10,000	Oaktree Capital Group, LLC^ 6.550%, 09/15/23	$251,500
10,000	Prospect Capital Corp.^ 6.250%, 06/15/24	250,500
5,000	Prudential Financial, Inc. 5.625%, 08/15/58	120,550
9,500	Reinsurance Group of America, Inc.‡ 5.750%, 06/15/56 3 mo. USD LIBOR + 4.04	238,830
20,000	State Street Corp.‡ 5.350%, 03/15/26 3 mo. USD LIBOR + 3.71	506,800
5,000	US Bancorp 5.500%, 10/15/23	123,400
5,000	Ventas Realty, LP / Ventas Capital Corp. 5.450%, 03/15/43	119,000
500	Wells Fargo & Company 7.500%, 12/31/49	635,995
10,000	WR Berkley Corp. 5.700%, 03/30/58	234,000
		9,665,761

Health Care (0.4%)
133,000	Becton Dickinson and Companyµ 6.125%, 05/01/20	7,803,110

Industrials (1.5%)
9,765	Fortive Corp.µ 5.000%, 07/01/21	9,591,281
122,000	Rexnord Corp.µ 5.750%, 11/15/19	6,974,740
130,700	Stanley Black & Decker, Inc.^µ 5.375%, 05/15/20	11,991,725
		28,557,746

Materials (0.2%)
75,400	International Flavors & Fragrances, Inc.µ 6.000%, 09/15/21	4,341,532

Real Estate (0.8%)
14,365	Crown Castle International Corp.µ 6.875%, 08/01/20	15,011,425
10,500	Federal Realty Investment Trust^ 5.000%, 09/29/22	248,640
5,250	Spirit Realty Capital, Inc.^ 6.000%, 10/03/22	117,023
		15,377,088

Utilities (2.4%)
5,000	Algonquin Power & Utilities Corp.^‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	127,600

NUMBER OF SHARES			VALUE
84,885		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)µ§** 3.399%, 09/15/29	$3,688,762
5,000		CMS Energy Corp.^ 5.875%, 10/15/78	125,500
		Dominion Energy, Inc.
40,398		6.750%, 08/15/19µ	1,937,084
10,200		5.250%, 07/30/76	235,212
		DTE Energy Company
184,900		6.500%, 10/01/19	9,860,717
5,100		5.250%, 12/01/77	116,790
10,000		Entergy Louisiana, LLC^ 5.250%, 07/01/52	238,500
374,765		NextEra Energy, Inc.µ 6.123%, 09/01/19	21,736,370
		Sempra Energyµ
36,190		6.750%, 07/15/21	3,608,505
35,100		6.000%, 01/15/21	3,480,516
10,250		Southern Company 5.250%, 10/01/76	232,060
			45,387,616
		Total Convertible Preferred Stocks (Cost $136,666,048)	135,951,389

Common Stocks (92.1%)
Communication Services (10.3%)
36,295		Alphabet, Inc. - Class A#	39,582,601
12,534		Alphabet, Inc. - Class C#	13,496,235
615,000		AT&T, Inc.~	18,868,200
411,425		Comcast Corp. - Class A^	15,691,750
14,008		Cumulus Media, Inc. - Class A^#	203,957
221,265		Facebook, Inc. - Class A#	33,585,814
48,845		Netflix, Inc.#	14,740,444
300,000		Nintendo Company, Ltd.^	11,683,140
205,085	EUR	Orange, SA	3,201,038
353,380		Verizon Communications, Inc.^	20,174,464
201,000		Walt Disney Company	23,080,830
			194,308,473

Consumer Discretionary (10.2%)
36,300		Amazon.com, Inc.#~	58,007,763
53,285		Aptiv, PLC	4,092,288
185,615		Carnival Corp.	10,401,865
57,270		Dollar Tree, Inc.#	4,827,861
19,350		Expedia Group, Inc.^	2,427,071
825,570		Ford Motor Company	7,884,193
154,993		General Motors Company	5,671,194
138,000		Home Depot, Inc.	24,271,440

Schedule of Investments October 31, 2018

26 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
38,550	Lennar Corp. - Class A	$1,656,879
94,000	Lowe’s Companies, Inc.	8,950,680
123,000	McDonald’s Corp.~	21,758,700
162,800	Nike, Inc. - Class B	12,216,512
31,450	PVH Corp.	3,798,846
44,300	Royal Caribbean Cruises, Ltd.	4,639,539
93,475	Starbucks Corp.^	5,446,788
71,950	TJX Companies, Inc.	7,905,866
49,999	TopBuild Corp.^#	2,280,954
60,000	Whirlpool Corp.^	6,585,600
		192,824,039

Consumer Staples (7.0%)
58,750	Altria Group, Inc.	3,821,100
505,000	Coca-Cola Company	24,179,400
53,100	Costco Wholesale Corp.	12,140,253
79,150	Kroger Company^	2,355,504
264,650	Mondelez International, Inc. - Class A	11,110,007
137,570	PepsiCo, Inc.	15,460,117
147,500	Philip Morris International, Inc.	12,990,325
289,905	Procter & Gamble Company	25,708,775
87,930	Walgreens Boots Alliance, Inc.	7,014,176
170,835	Walmart, Inc.	17,131,334
		131,910,991

Energy (7.4%)
475,000	BP, PLC	20,600,750
325,000	Chevron Corp.	36,286,250
111,120	ConocoPhillips	7,767,288
60,000	Diamond Offshore Drilling, Inc.^#	850,800
76,005	Enterprise Products Partners, LP	2,038,454
117,000	EOG Resources, Inc.	12,324,780
417,450	Exxon Mobil Corp.	33,262,416
16,000	GasLog, Ltd.	327,360
66,570	Halliburton Company	2,308,648
33,560	Magellan Midstream Partners, LP~	2,069,981
100,220	Marathon Petroleum Corp.	7,060,499
26,500	Pioneer Natural Resources Company^	3,902,655
156,200	Schlumberger, Ltd.	8,014,622
38,335	Spectra Energy Partners, LP	1,322,557
21,850	Targa Resources Corp.^	1,128,990
10,000	Williams Companies, Inc.	243,300
		139,509,350

Financials (13.7%)
35,430	Affiliated Managers Group, Inc.^	4,026,974
97,850	American Express Company~	10,052,131
228,450	American International Group, Inc.	9,432,701

NUMBER OF SHARES		VALUE
1,166,950	Bank of America Corp.~	$32,091,125
70,800	Capital One Financial Corp.	6,322,440
49,185	Cboe Global Markets, Inc.^	5,550,527
62,795	Chubb Corp.	7,843,723
253,000	Citigroup, Inc.	16,561,380
125,000	Discover Financial Services	8,708,750
153,765	E*TRADE Financial Corp.	7,599,066
121,050	First Republic Bank^	11,014,340
44,700	Goldman Sachs Group, Inc.	10,074,039
33,700	Intercontinental Exchange, Inc.	2,596,248
453,400	JPMorgan Chase & Company	49,429,668
226,225	KeyCorp	4,108,246
132,475	Marsh & McLennan Companies, Inc.	11,227,256
103,355	MetLife, Inc.	4,257,192
120,200	Morgan Stanley	5,488,332
81,900	Northern Trust Corp.^	7,704,333
85,200	PNC Financial Services Group, Inc.^	10,947,348
81,900	Prudential Financial, Inc.	7,680,582
121,226	Synchrony Financial	3,501,007
177,260	US Bancorp	9,265,380
214,215	Wells Fargo & Company	11,402,664
63,350	Zions Bancorporation, N.A.	2,980,618
		259,866,070

Health Care (14.5%)
139,700	Abbott Laboratories~	9,630,918
149,835	AbbVie, Inc.	11,664,655
32,025	Aetna, Inc.	6,353,760
138,035	Agilent Technologies, Inc.	8,943,288
29,080	Alexion Pharmaceuticals, Inc.#	3,258,996
15,753	Allergan, PLC	2,489,131
51,996	Anthem, Inc.	14,328,538
181,015	Baxter International, Inc.	11,315,248
16,100	Biogen, Inc.#	4,898,747
65,550	Bristol-Myers Squibb Company	3,312,897
115,120	Celgene Corp.#	8,242,592
27,350	Edwards Lifesciences Corp.#	4,036,860
137,350	Eli Lilly and Company	14,894,234
95,870	Gilead Sciences, Inc.	6,536,416
26,400	Humana, Inc.	8,458,824
4,500	Intuitive Surgical, Inc.#	2,345,310
275,000	Johnson & Johnson	38,497,250
25,975	Laboratory Corp. of America Holdings#	4,170,286
126,240	Medtronic, PLC	11,338,877
251,550	Merck & Company, Inc.	18,516,595
31,606	Molina Healthcare, Inc.^#	4,006,693
740,400	Pfizer, Inc.~	31,881,624
36,525	Stryker Corp.	5,925,085

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 27

NUMBER OF SHARES			VALUE
8,700		Teleflex, Inc.^	$2,094,438
42,800		Thermo Fisher Scientific, Inc.	10,000,220
105,000		UnitedHealth Group, Inc.	27,441,750
			274,583,232

Industrials (8.2%)
21,850		Boeing Company	7,753,691
113,255		Caterpillar, Inc.	13,740,096
221,550		CSX Corp.	15,255,933
162,000		Delta Air Lines, Inc.	8,866,260
54,125		Emerson Electric Company	3,674,005
836,550		General Electric Company	8,449,155
118,650		Honeywell International, Inc.	17,182,893
46,281		Lockheed Martin Corp.	13,599,672
450,000		Masco Corp.	13,500,000
37,050		Northrop Grumman Corp.^	9,705,247
19,775		Resideo Technologies, Inc.#	416,264
135,000	EUR	Siemens, AG	15,517,821
188,000		Union Pacific Corp.^	27,489,360
			155,150,397

Information Technology (16.9%)
81,415		Accenture, PLC - Class A	12,832,632
28,285		Adobe, Inc.#~	6,951,322
442,350		Apple, Inc.^	96,812,721
322,615		Applied Materials, Inc.	10,607,581
40,250		Broadcom, Inc.	8,995,473
407,250		Cisco Systems, Inc.	18,631,687
24,150		Fidelity National Information Services, Inc.	2,514,015
56,750		Lam Research Corp.^	8,043,178
93,450		MasterCard, Inc. - Class A	18,472,261
697,200		Microsoft Corp.	74,467,932
1,520,000		Nokia Corp.^	8,542,400
58,650		NVIDIA Corp.	12,365,180
118,300		Oracle Corp.	5,777,772
69,960		Salesforce.com, Inc.#	9,601,310
190,870		Visa, Inc. - Class A^	26,311,429
			320,926,893

Materials (1.7%)
527,879		DowDuPont, Inc.	28,463,236
82,000		Nucor Corp.	4,847,840
			33,311,076

Real Estate (1.4%)
111,634		American Tower Corp.^	17,393,693
5,075		Boston Properties, Inc.^	123,069
43,850		Crown Castle International Corp.^	4,768,249

NUMBER OF SHARES		VALUE
11,000	Kimco Realty Corp.^	$229,240
5,100	Public Storage	116,535
56,400	Welltower, Inc.	3,726,348
		26,357,134

Utilities (0.8%)
330,054	Exelon Corp.	14,459,666
	Total Common Stocks (Cost $1,554,470,079)	1,743,207,321

Rights (0.0%) #
Financials (0.0%)
22,573	Motors Liquidation Company (Cost $—)	224,601

Warrants (0.2%) #
Consumer Discretionary (0.1%)
88,470	General Motors Company^ 07/10/19, Strike $0.00	1,689,777

Energy (0.1%)
47,885	Gulfmark Offshore, Inc. 11/14/42, Strike $0.00	1,613,246
16,676	Gulfmark Offshore, Inc. 10/31/42, Strike $0.00	561,814
		2,175,060
	Total Warrants (Cost $9,338,130)	3,864,837

Exchange-Traded Funds (3.4%)
Other (3.4%)
120,200	iShares iBoxx High Yield Corporate Bond ETF^	10,138,870
195,550	iShares MSCI EAFE ETF^	12,214,053
122,500	iShares MSCI Emerging Markets ETF^	4,797,100
52,380	iShares NASDAQ Biotechnology ETF^	5,451,187
28,745	iShares Russell 2000 ETF	4,312,612
126,645	iShares Russell 2000 Value ETF^	15,343,042
13,275	iShares US Preferred Stock ETF^	479,759
341,000	SPDR Barclays Capital High Yield Bond ETF^	11,989,560
11,575	SPDR Wells Fargo Preferred Stock ETF	481,288
	Total Exchange-Traded Funds (Cost $68,379,303)	65,207,471

28 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Option (0.1%) #
Other (0.1%)
82 22,236,268	S&P 500 Index Put, 12/21/18, Strike $2,900.00 (Cost $445,525)	$1,603,920

NUMBER OF SHARES		VALUE
Short Term Investments (5.0%)
47,577,343	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	47,591,616
47,205,195	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	47,205,195
	Total Short Term Investments (Cost $94,800,597)	94,796,811
TOTAL INVESTMENTS (150.1%) (Cost $2,675,655,161)		2,842,008,867

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.8%)		(242,000,000)

LIABILITIES, LESS OTHER ASSETS (-37.3%)		(706,272,801)

NET ASSETS (100.0%)		$1,893,736,066

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $371,678,614 (see Note 6 - Notes Payable).

‡Variable rate security. The rate shown is the rate in effect at October 31, 2018.

&Illiquid security.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2018.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $853,591.

***The rate disclosed is the 7 day net yield as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 29

Statement of Assets and Liabilities October 31, 2018

ASSETS
Investments in securities, at value (cost $2,675,655,161)	$2,842,008,867
Cash with custodian (interest bearing)	115,818
Receivables:
Accrued interest and dividends	12,126,117
Investments sold	3,180,185
Fund shares sold	29,301
Prepaid expenses	969,574
Other assets	201,943
Total assets	2,858,631,805

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 9,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $2,208,557) (Note 7)	239,791,443
Payables:
Notes payable	713,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	750,951
Investments purchased	6,864,829
Affiliates:
Investment advisory fees	2,496,084
Deferred compensation to trustees	201,943
Financial accounting fees	28,505
Trustees’ fees and officer compensation	27,580
Other accounts payable and accrued liabilities	1,734,404
Total liabilities	964,895,739
NET ASSETS	$1,893,736,066

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 154,625,292 shares issued and outstanding	$1,801,656,137
Undistributed net investment income (loss)	(10,227,507)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(64,039,514)
Unrealized appreciation (depreciation) of investments and foreign currency translations	166,346,950
NET ASSETS	$1,893,736,066
Net asset value per common shares based upon 154,625,292 shares issued and outstanding	$12.25

Statement of Operations Year Ended October 31, 2018

30 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$28,869,347
Dividends	51,339,776
Dividend taxes withheld	(131,678)
Total investment income	80,077,445

EXPENSES
Investment advisory fees	29,247,481
Interest expense on Notes Payable (Note 6)	14,268,144
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	9,986,224
Financial accounting fees	337,456
Printing and mailing fees	231,618
Legal fees	200,330
Accounting fees	175,569
Trustees’ fees and officer compensation	146,514
Audit fees	102,825
Registration fees	46,563
Transfer agent fees	38,582
Custodian fees	34,780
Other	211,041
Total expenses	55,027,127
NET INVESTMENT INCOME (LOSS)	25,050,318

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	115,505,616
Purchased options	7,425,276
Foreign currency transactions	(7,317)
Written options	934,191
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(76,968,976)
Purchased options	1,439,371
Foreign currency translations	(11,648)
Written options	(12,260)
NET GAIN (LOSS)	48,304,253
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,354,571

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 31

	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$25,050,318	$40,410,753
Net realized gain (loss)	123,857,766	137,101,181
Change in unrealized appreciation/(depreciation)	(75,553,513)	227,910,648
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	73,354,571	405,422,582

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(152,991,582)	(152,968,860	)(a)
Net decrease in net assets from distributions to common shareholders	(152,991,582)	(152,968,860)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	1,463,565	—
Net increase (decrease) in net assets from capital stock transactions	1,463,565	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(78,173,446)	252,453,722

NET ASSETS
Beginning of year	$1,971,909,512	$1,719,455,790
End of year	$1,893,736,066	$1,971,909,512

(a)The SEC eliminated the requirement to disclose distributions from net investment income and net realized gains and undistributed net income (loss) in 2018. Included in total distributions was $131,111,802 of net investment income and $21,857,058 of net realized gains as of the year ended October 31, 2017. The undistributed net investment income (loss) was $(6,782,578) at year ended October 31, 2017.

Statement of Cash Flows Year Ended October 31, 2018

32 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$73,354,571
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(897,167,102)
Net purchases of short term investments	(31,222,553)
Proceeds paid on closing written options	(447,457)
Proceeds from disposition of investment securities, including purchased options	878,336,320
Premiums received from written options	1,307,848
Amortization and accretion of fixed-income securities	6,936,595
Amortization of offering costs on Mandatory Redeemable Preferred Shares	405,115
Net realized gains/losses from investments, excluding purchased options	(115,506,341)
Net realized gains/losses from purchased options	(7,425,276)
Net realized gains/losses from written options	(934,191)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	76,968,976
Change in unrealized appreciation or depreciation on purchased options	(1,439,371)
Change in unrealized appreciation or depreciation on written options	12,260
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(1,592,953)
Prepaid expenses	(801,407)
Other assets	887,230
Increase/(decrease) in liabilities:
Payables to affiliates	126,527
Other accounts payable and accrued liabilities	(18,482)
Net cash provided by/(used in) operating activities	$(18,219,691)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	(29,301)
Distributions to shareholders	(151,528,017)
Distributions to Mandatory Redeemable Preferred Shareholders	750,951
Offering costs on Mandatory Redeemable Preferred Shares	(55,382)
Net increase/(decrease) in due to custodian bank	(802,742)
Proceeds from note payable	170,000,000
Net cash provided by/(used in) financing activities	$18,335,509
Net increase/(decrease) in cash	$115,818
Cash at beginning of year	$—
Cash at end of year	$115,818
Supplemental disclosure
Cash paid for interest on Notes Payable	$14,227,423
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$10,737,175
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$1,463,565

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   33

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

34   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   35

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos

Notes to Financial Statements

36   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $201,943 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$ —	$ 759,040,380
Proceeds from sales	—	744,815,392

The cost basis of investments for federal income tax purposes at October 31, 2018 was as follows*:

Cost basis of investments	$2,761,403,175
Gross unrealized appreciation	364,201,993
Gross unrealized depreciation	(283,596,301)
Net unrealized appreciation (depreciation)	$80,605,692

Note 4 – Income Taxes

For the fiscal year ended October 31, 2018, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$ (5,857,851)
Undistributed net investment income/(loss)	45,839,191
Accumulated net realized gain/(loss) on investments	(39,981,340)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

	Period Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$ 66,122,921	$ 132,583,495
Long-term capital gains	96,353,452	21,857,058
Return of capital	—	—

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   37

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	11,746,204
Total undistributed earnings	11,746,204
Accumulated capital and other losses	—
Net unrealized gains/(losses)	80,598,937
Total accumulated earnings/(losses)	92,345,141
Other	(265,212)
Paid-in-capital	1,801,656,137
Net assets applicable to common shareholders	$1,893,736,066

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2018.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

Notes to Financial Statements

38   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2018, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$1,723,757	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   39

For the year ended October 31, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	257,288
Written options	6,592

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $830.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2018, the average borrowings under the Agreement were $671.2 million. For the year ended October 31, 2018, the average interest rate was 2.12%. As of October 31, 2018, the amount of total outstanding borrowings was $713.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2018 was 2.56%.

Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2018, approximately $451.3 million of securities were on loan ($178.0 million of fixed income securities and $273.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 9,680,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$ 80,500,000
Series B	9/06/24	4.00%	3,220	$25	$ 80,500,000
Series C	9/06/27	4.24%	3,240	$25	$ 81,000,000
				Total	$242,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

Notes to Financial Statements

40   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,625,292 shares outstanding at October 31, 2018. Calamos Advisors did not own any of the outstanding shares at October 31, 2018. Transactions in common shares were as follows:

	PERIOD ENDED October 31, 2018	YEAR ENDED October 31, 2017
Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	111,292	—
Ending shares	154,625,292	154,514,000

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   41

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

LEVEL 1		LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$445,024,091	$—	$445,024,091
Convertible Bonds	—	306,355,944	—	306,355,944
U.S. Government and Agency Securities	—	5,934,613	—	5,934,613
Bank Loans	—	39,057,456	—	39,057,456
Synthetic Convertible Securities (Corporate Bonds)	—	651,361	—	651,361
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	9,215	—	9,215
Synthetic Convertible Securities (Purchased Options)	119,837	—	—	119,837
Convertible Preferred Stocks	116,283,267	19,668,122	—	135,951,389
Common Stocks U.S.	1,712,805,322	11,683,140	—	1,724,488,462
Common Stocks Foreign	—	18,718,859	—	18,718,859
Rights	224,601	—	—	224,601
Warrants	1,689,777	2,175,060	—	3,864,837
Exchange-Traded Funds	65,207,471	—	—	65,207,471
Purchased Options	1,603,920	—	—	1,603,920
Short Term Investments	94,796,811	—	—	94,796,811
Total	$1,992,731,006	$849,277,861	$—	$2,842,008,867

Financial Highlights

42   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.76	$11.13	$11.67	$12.51	$11.86
Income from investment operations:
Net investment income (loss)*	0.16	0.26	0.30	0.38	0.42
Net realized and unrealized gain (loss)	0.32	2.36	0.15	(0.23)	1.16
Total from investment operations	0.48	2.62	0.45	0.15	1.58
Less distributions to common shareholders from:
Net investment income	(0.48)	(0.85)	(0.46)	(0.66)	(0.55)
Net realized gains	(0.51)	(0.14)	(0.16)	—	(0.16)
Return of capital	—	—	(0.37)	(0.33)	(0.22)
Total distributions	(0.99)	(0.99)	(0.99)	(0.99)	(0.93)
Net asset value, end of year	$12.25	$12.76	$11.13	$11.67	$12.51
Market value, end of year	$11.75	$12.33	$9.95	$10.20	$11.82
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	3.81%	25.11%	5.48%	1.98%	14.46%
Market value	3.05%	35.23%	7.89%	(5.66)%	21.46%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.74%	2.09%	1.97%	1.81%	1.72%
Net investment income (loss)	1.25%	2.17%	2.73%	3.11%	3.39%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$1,893,000	$1,971,910	$1,719,456	$1,803,026	$1,932,218
Portfolio turnover rate	27%	65%	31%	23%	20%
Average commission rate paid	$0.0217	$0.0240	$0.0307	$0.0336	$0.0210
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$242,000	$242,000	$—	$—	$—
Notes Payable (000’s omitted)	$713,000	$543,000	$682,000	$716,000	$725,000
Asset coverage per $1,000 of loan outstanding(c)	$3,995	$5,077	$3,521	$3,518	$3,665
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$294	$285	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.53%, 1.47%, 1.49%, 1.47% and 1.44%, respectively.

(c)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

Report of Independent Registered Public Accounting Firm

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   43

To the shareholders and the Board of Trustees of Calamos Strategic Total Return Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Strategic Total Return Fund (the “Fund”), including the schedule of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 17, 2018

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

44   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2018, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2019, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2018, except where otherwise noted.  Where available, the Board considered one-, three-, five- and ten-year performance.  To the extent the Board considered data for periods other than those ending on March 31, 2018 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that the Fund outperformed its Category median for the one-, three- and five-year periods and equaled its Category median for the ten-year period.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   45

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser no longer manages sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group, though the Fund’s management fee rate is higher than its Expense Group median. The Board also reviewed the Fund’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

46   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2019, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $96,353,452 as capital gain dividends for the fiscal year ended October 31, 2018.

Under Section 854(b)(2) of the Code, the Fund hereby designates $34,565,368 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2018.

Under Section 854(b)(2) of the Code, the Fund hereby designates 46.77% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   47

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2003) Term Expires 2020	24

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2003) Term Expires 2021	24

Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until October 31, 2018)

William R. Rybak, (1951)	Trustee (since 2003) Term Expires 2020	24

Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007), JNL Strategic Income Fund LLC (2007-2018) and Jackson Variable Series Trust (open-end mutual funds) (since January 2018)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2019	24	Private investor

David D. Tripple, (1944)	Trustee (since 2006) Term Expires 2021	24	Private investor; Trustee, Century Growth Opportunities Fund (open-end mutual fund) (since 2010), Century Shares Trust and Century Small Cap Select Fund (open-end mutual funds) (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2019	24

Private Investor, Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2019	24

Expert Affiliate, Bates Group, LLC (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004- 2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 163 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing five portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

48   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; prior thereto Vice President, Fund Administration (since 2010-2017)

Robert Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2018 Annual Meeting

The Fund held its annual meeting of shareholders on June 28, 2018. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John E. Neal and Mr. David D. Tripple were nominated for reelection as trustees for a three-year term until the 2021 annual meeting or until his successor is duly elected and qualified, and both were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON - VOTES AND ABSTENTIONS
John E. Neal	139,461,846.172	2,717,938	—
David D. Tripple	139,435,729.172	2,744,055	—

Messrs. Calamos, Timbers, and Rybak, and Ms. Breen’s terms of office as trustees continued after the meeting.

Results of 2017 Annual Meeting

The Fund held its annual meeting of shareholders on June 20, 2017. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John P. Calamos, Sr. and Mr. William R. Rybak were nominated for reelection as trustees for a three-year term until the 2020 annual meeting or until his successor is duly elected and qualified, and both were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON - VOTES AND ABSTENTIONS
John P. Calamos, Sr.	131,027,229.847	2,520,923	—
William R. Rybak	130,950,640.847	2,597,512	—

Messrs. Timbers, Neal, and Tripple and Mses. Breen and Hamacher’s terms of office as trustees continued after the meeting.

About Closed-End Funds

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   49

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

50   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   51

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2018 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQANR 1946 2018

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2017	10/31/2018
Audit Fees(a)	$73,190	$88,188
Audit-Related Fees(b)	$26,675	$32,006
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$99,865	$120,194

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2017	10/31/2018
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, David D. Tripple, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been Chairman, President and Trustee of the Trust and Founder, Chairman and Global CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2018

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	18,788,469,860	12	707,256,316	2,860	2,052,725,369
John Hillenbrand	20	11,970,437,304	12	707,256,316	2,860	2,052,725,369
Jon Vacko	20	11,970,437,304	12	707,256,316	2,860	2,052,725,369
Eli Pars	19	17,238,272,932	12	707,256,316	2,860	2,052,725,369
Dennis Cogan	11	6,980,732,508	7	475,729,548	2,860	2,052,725,369
Nick Niziolek	11	6,980,732,508	7	475,729,548	2,860	2,052,725,369
Joe Wysocki	11	9,780,879,214	4	571,664,780	2,860	2,052,725,369
R. Matthew Freund	13	9,876,456,344	5	231,526,768	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2018

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	329,803,661	0	—	0	—
John Hillenbrand	2	329,803,661	0	—	0	—
Jon Vacko	2	329,803,661	0	—	0	—
Eli Pars	2	329,803,661	0	—	0	—
Dennis Cogan	2	329,803,661	0	—	0	—
Nick Niziolek	2	329,803,661	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2018, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos and currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2018, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. Additionally, Messrs. Hillenbrand, Niziolek and Pars has been granted additional deferred bonus and compensation awards

As of October 31, 2018, R. Matthew Freund receives all of his compensation from Calamos. Mr. Freund's compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund's total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

(a)(4) As of October 31, 2018, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	$10,001-$50,000
R. Matthew Freund	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $13,598,533

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $2,756,035

Rebates paid to borrower: $8,086,967

(3) Aggregate fees and/or compensation $10,843,002

(4) Net income from securities lending activities: $2,755,531

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 21, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 21, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: December 21, 2018